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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                             FEBRUARY 23, 2000
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                             THEGLOBE.COM, INC.
           (Exact name of registrant as specified in its charter)


       DELAWARE                   0-25053                    14-1782422

    (State or other       (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                        Identification
   incorporation or                                            Number)
     organization)

                                120 BROADWAY
                          NEW YORK, NEW YORK 10271
                  (Address of principal executive offices)

                               (212) 894-3600
            (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release dated February 23, 2000.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

     (c) Exhibits

         99.1  Press release dated February 23, 2000.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: February 24, 2000.



                                            theglobe.com, inc.

                                            By: /s/ Francis T. Joyce
                                                ---------------------------
                                                Name:  Francis T. Joyce
                                                Title: Vice President and
                                                       Chief Financial Officer